                                                                   Exhibit 10.37

                       Protein Polymer Technologies, Inc.
                           10655 Sorrento Valley Road
                          San Diego, California 92121


                                 April 13, 1998


Johnson & Johnson Development Corporation
One Johnson & Johnson Plaza
New Brunswick, New Jersey 08933-7002

       Re:  Protein Polymer Technologies, Inc.
            ----------------------------------

Ladies and Gentlemen:

          This letter agreement (this "Agreement") is entered into as of April
                                       ---------
13, 1998 between Protein Polymer Technologies, Inc., a Delaware corporation (the "Company") and Johnson and Johnson Development Corporation, a New Jersey
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corporation ("JJDC") in which JJDC (i) agrees to the exchange of shares of the
              ----
Company's Series D 10% Cumulative Convertible Preferred Stock ("Series D
                                                                --------
Preferred Stock") for an equal number of shares of the Company's Series F 10%
---------------
Cumulative Convertible Preferred Stock ("Series F Preferred Stock"), having the
                                         ------------------------
rights, preferences and privileges set forth in the Certificate of Designation (hereinafter referred to as the "Certificate") attached hereto as Annex A, (ii)
                                 -----------
as the majority holder of the Series D Preferred Stock, waives any rights of first refusal to the Company's proposed private placement of Series E Convertible Preferred Stock ("Series E Preferred Stock") and issuance of
                              ------------------------
warrants in connection therewith, (iii) as the majority holder of the Series D Preferred Stock, consents to the amendment of the definition of "Registrable Securities" in the Amended and Restated Registration Rights Agreement dated as of September 14, 1995 (the "Registration Rights Agreement") among the Company
                            -----------------------------
and the holders of Series D Preferred Stock, to include the shares issuable upon conversion of the Series F Preferred Stock, (iv) as the majority holder of the Series D Preferred Stock and sole holder of the Series F Preferred Stock, consents to the registration rights of the Series E Preferred Stock, and (v) as the majority holder of the Series D Preferred Stock, consents to the creation of the Series E Preferred Stock and the Series F Preferred Stock.

            1.    Exchange of Shares.
                  ------------------

          Upon the terms and subject to the conditions herein contained, JJDC agrees to deliver and exchange an aggregate of 27,317 shares of Series D Preferred Stock, and the Company agrees to issue and deliver an aggregate of 27,317 shares of Series F Preferred Stock. At the initial closing (the

"Closing") which shall occur at the offices of  Paul, Hastings, Janofsky &
 -------
Walker, 555 South Flower Street, Los Angeles, California, at the hour of 10 o'clock A.M., California time, on April 24, 1998 or at such different time or day as JJDC and the Company shall agree (the "Closing Date"), the Company will
                                              ------------
deliver to JJDC instruments or certificates evidencing the shares of Series F Preferred Stock, registered in the name of JJDC, against delivery to the Company of 26,420 shares of Series D Preferred Stock held by JJDC. JJDC shall
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Johnson & Johnson Development Corporation
April 13, 1998
Page 2

remain the holder of 897 shares of Series D Preferred Stock (the "Remaining
                                                                  ---------
Shares") until such time as the holders of the other remaining 896.42 shares of
------
Series D Preferred Stock (the "Other Remaining Shares") shall be converted into
                               ----------------------
shares of the Company's common stock, par value $.01 per share ("Common Stock").
                                                                 ------------
Upon the conversion of the Other Remaining Shares, the Remaining Shares shall be exchanged automatically into an equal number of Series F Preferred Stock. Upon notification from the Company that the Other Remaining Shares have been converted into Common Stock, the Company will deliver to JJDC instruments or certificates evidencing the 897 shares of Series F Preferred Stock, registered in the name of JJDC, against delivery to the Company of the Remaining Shares.

            2.    Representations and Warranties of JJDC.
                  --------------------------------------

                  a. JJDC hereby represents and warrants to the Company that it is acquiring the Series F Preferred Stock (and, if applicable, will acquire the shares of Common Stock issuable upon conversion of the Series F Preferred Stock (the "Conversion Stock")) for investment purposes only, for its own
            ----------------
account, and not as nominee or agent for any other person, and not with the view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").
                                                        --------------


                  b. This Agreement, when executed and delivered by JJDC, constitutes the legal, valid and binding obligation of JJDC and is enforceable against JJDC in accordance with its terms.

                  c. JJDC is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

          3.      Representations and Warranties by the Company.  In order to
                  ---------------------------------------------
induce JJDC to enter into this Agreement and to exchange its shares of Series D Preferred Stock for shares of Series F Preferred Stock, the Company hereby represents and warrants to JJDC as follows:

                  a.       Organization, Standing, etc.  The Company is a
                           ---------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to carry on its business as presently conducted and as proposed to be conducted, to own and hold its properties and assets, to enter into this Agreement, to issue the Series F Preferred Stock and Conversion Stock and to carry out the provisions hereof.

                  b.        Certificate and Bylaws.  The copies of the
                            ----------------------
Certificate of Incorporation and Bylaws of the Company which have been delivered to (or made available for
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Johnson & Johnson Development Corporation
April 13, 1998
Page 3

inspection by) JJDC prior to the execution of this Agreement are true and complete and have not been amended or repealed, except for the amendments to the Certificate of Incorporation that will be accomplished by the filing of the Certificate with the Delaware Secretary of State.

                  c.     Qualification.  The Company is duly qualified as a
                             -------------
foreign corporation and in good standing in the State of California. The Company is not qualified to do business as a foreign corporation in any other jurisdiction and such qualification is not required as of the date hereof, except where the failure to be so qualified would not have a material adverse effect.

                  d.      Capital Stock.
                          -------------

                         (1) As of the Closing Date, the authorized capital
stock of the Company will consist of (i) 5,000,000 shares of preferred stock, par value $0.01 per share, 71,600 shares of which have been designated as Series D Preferred Stock, 2,000,000 shares of which have been designated as Series X Junior Participating Preferred Stock, 55,000 shares of which have been designated as the Series E Preferred Stock and 27,317 shares of which have been designated as the Series F Preferred Stock; and (ii) 25,000,000 shares of Common Stock; and the Company will have no authority to issue any other capital stock. There are 28,213.42 shares of Series D Preferred Stock issued and outstanding, of which (A) 26,420 shall be exchanged for an equal number of shares of Series F Preferred Stock concurrently with the Closing, (B) 896.42 shares may be converted into Common Stock, and (C) 897 shares may be exchanged for an equal number of shares of Series F Preferred Stock after the Closing, no shares of Series X Preferred issued and outstanding, no shares of Series E Preferred Stock issued and outstanding and no shares of Series F Preferred Stock issued and outstanding, and, as of the Closing, before giving effect to the transactions contemplated by this Agreement, 10,437,028 shares of Common Stock are issued and outstanding, and all such outstanding shares of Series D Preferred Stock and Common Stock have been duly authorized, validly issued, fully paid and nonassessable.

                  e.    Corporate Acts and Proceedings.  The Company has, and as
                        ------------------------------
of the Closing will have, full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and the transactions contemplated hereby. All corporate acts and proceedings required for the authorization, execution and delivery of this Agreement and the offer, issuance and delivery of the Series F Preferred Stock and Conversion Stock and the performance of this Agreement have been lawfully and validly taken or will have been so taken prior to the Closing.

                  f.     Compliance with Other Instruments.  The execution,
                       ---------------------------------
delivery and performance by the Company of this Agreement (a) will not require from the Company's Board of Directors or stockholders of the Company any consent or approval that has not been
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Johnson & Johnson Development Corporation
April 13, 1998
Page 4

validly and lawfully obtained, (b) will not require the Company to obtain or effect any authorization, consent, approval, license, exemption of or filing or registration with any person, except such as shall have been lawfully and validly obtained prior to the Closing, (c) will not cause the Company to violate or contravene, except where such violation or contravention would not have a material adverse effect (i) any provision of law, (ii) any rule or regulation of any governmental entity, (iii) any order, writ, judgment, injunction, decree, determination or award binding upon the Company, or (iv) any provision of the Certificate of Incorporation or Bylaws of the Company, (d) will not cause the Company to violate or be in conflict with, result in a breach by the Company of or constitute (with or without notice or lapse of time or both) a default by the Company under, any material agreement, lease or instrument, commitment or arrangement to which the Company is a party or by which the Company or any of its properties, assets or rights are bound or affected, except where such violation, conflict, breach or default would not have a material adverse effect, and (e) will not result in the creation or imposition of any lien.

                  g.   Binding Obligations.
                       -------------------

                       (1) This Agreement constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as such enforcement is limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally, and by general equitable principles.

                       (2) The Series F Preferred Stock is duly authorized and, when issued in accordance with the terms of this Agreement, will be duly authorized, validly issued and outstanding, fully paid and nonassessable and free and clear of all liens and restrictions, other than liens that might have been created or suffered by JJDC and restrictions imposed by the Securities Act, state securities laws or this Agreement.

                  h.    Securities Laws.  Subject to the accuracy of the
                        ---------------
representations and warranties contained in Section 2, the offer, issue and sale of the Series F Preferred Stock are exempt from the registration and prospectus delivery requirements of the Securities Act, and are exempt from qualification under the California Securities Law of 1968, as amended.

          4.      Waiver of Rights of First Refusal.  As the majority holder of
                  ---------------------------------
the Series D Preferred Stock, JJDC hereby waives its rights of first refusal to the Company's proposed private placement of Series E Preferred Stock and issuance of warrants in connection therewith.


          5.      Consent to Amendment of Registration Rights Agreement.  As the
                  -----------------------------------------------------
majority holder of the Series D Preferred Stock, JJDC hereby consents to the amendment of the definition of "Registrable Securities" in the Registration Rights Agreement to include the shares issuable upon conversion of the Series F Preferred Stock.
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Johnson & Johnson Development Corporation
April 13, 1998
Page 5


          6.      Consent to Registration Rights of the Series E Preferred
                  --------------------------------------------------------
Stock.  As the majority holder of the Series D Preferred Stock and sole holder
-----
of the Series F Preferred Stock, JJDC hereby consents to the registration rights of the Series E Preferred Stock contained in that certian Securities Purchase Agreement of even date herewith (the "Series E Securities Purchase Agreement")
                                      --------------------------------------
among the Company and the other persons listed on the signature pages thereof, a copy of which has hitherto been delivered to JJDC.

          7.      Consent to Creation of Series E and Series F Preferred Stock.
                  ------------------------------------------------------------
As the majority holder of the Series D Preferred Stock, JJDC hereby consents to the creation of the Series E Preferred Stock and the Series F Preferred Stock, and the filing of the respective Certificates of Designations with respect thereto with the Delaware Secretary of State.

          8.      Redemption.  The Company covenants and agrees that in the
                  ----------
event the Company elects to redeem the Series E Preferred Stock, the Company shall, at the time of such redemption, also redeem the Series F Preferred Stock.

          9.      Miscellaneous.
                  -------------

                  a.   Waivers and Amendments.  The rights of the parties hereto
                       ----------------------
may be waived, amended or modified (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) only in a writing signed by both of the parties hereto.

                  b.   Notices.  All notices, requests, consents and other
                       -------
communications required or permitted hereunder shall be in writing and shall be given personally, by air courier (with signed acknowledgment of receipt) or by facsimile transmission (with confirmation of transmission) (i) if to the Company at the address listed above (or if by telecopier, to (619) 558-6477) or at such other address (or telecopier number) as the Company may specify by written notice to JJDC, or (ii) if to JJDC at the address listed above or if by telecopier to (908) 524-5045; and each such notice, request, consent and other communication shall for all purposes of the Agreement be treated as being effective or having been given upon receipt.

                  c.   Severability.  Should any one or more of the provisions
                       ------------
of this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

                  d.   Parties in Interest.  All the terms and provisions of
                       -------------------
this Agreement shall be binding upon and inure to the benefit of the respective successors of the parties hereto.
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Johnson & Johnson Development Corporation
April 13, 1998
Page 6

                  e.   Headings.  The headings of the paragraphs of this
                       --------
Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

                  f.   Choice of Law.  Except where the issue for
                       ------------
determination is one of corporate law, in which case the Delaware General Corporation Law shall govern, it is the intention of the parties that the internal substantive laws, and not the laws of conflicts, of California should govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

                  g.   Counterparts.  This Agreement may be executed in any
                       ------------
number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.


                                      PROTEIN POLYMER
                                      TECHNOLOGIES, INC.


                                      By:_____________________________
                                           J. Thomas Parmeter
                                           President and Chief Executive
                                           Officer

ACCEPTED AND AGREED TO:

JOHNSON & JOHNSON
DEVELOPMENT CORPORATION


By: _____________________________
   Name: _________________________
   Title: __________________________